UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 3, 2006
COOPER TIRE & RUBBER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-04329	34-4297750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Lima Avenue, Findlay, Ohio		45840

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (419) 423-1321
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On March 3, 2006, the Board of Directors of Cooper Tire & Rubber Company, a Delaware corporation (the “Company”), elected Steven M. Chapman, age 51, to serve, effective as of March 3, 2006, as a director of the Company. Mr. Chapman will fill the unexpired term of Dennis J. Gormley, who resigned from the Company’s Board of Directors effective November 1, 2005. The Company has not yet determined the committees of the Board of Directors, if any, on which Mr. Chapman will serve.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Number	Exhibit
99	Press release, dated March 6, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ James E. Kline

Name: James E. Kline
Title: Vice President, General Counsel and Secretary
Date: March 6, 2006

INDEX TO EXHIBITS

Number	Description
99	Press release, dated March 6, 2006

4